FINANCIAL INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Financial expenses:
Loss related to non-hedging derivative instruments	$ 0	$ (9)	$ (90)
Interest	(266)	(294)	(262)
Amortization of marketable securities premiums and accretion of discounts, net	(353)	(570)	(853)
Exchange rate differences	(318)	(73)	(519)
Other	(265)	(273)	(283)
Financial expenses, Total	(1,202)	(1,219)	(2,007)
Financial income:
Gain related to non-hedging derivative instruments	305	0	0
Interest and other	1,125	1,209	1,847
Financial income, Total	1,430	1,209	1,847
Financial Income, Net	$ 228	$ (10)	$ (160)